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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 22, 2005

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under a Series 2005-2 Indenture dated as of June 22, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2005-2)

                      AMERICAN HOME MORTGAGE SECURITIES LLC
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   333-121581                   20-0103914
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(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)


520 Broadhollow Road                                                11747
Melville, New York                                                  -----
------------------                                                (Zip Code)
(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (516) 396-7700.


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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    ACQUISITION OR DISPOSITION OF ASSETS.

             For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

             (a) Not applicable

             (b) Not applicable

             (c) Exhibits:


                EXHIBIT NO.         DESCRIPTION
                -----------         -----------
                3.1                 Amended and Restated Trust Agreement, dated
                                    as of June 22, 2005, among American Home
                                    Mortgage Securities LLC, as Depositor, M&T
                                    Trust Company of Delaware, as Owner Trustee and Deutsche Bank National Trust Company, as
                                    Indenture Trustee, Certificate Registrar and
                                    Certificate Paying Agent.

                EXHIBIT NO.         DESCRIPTION
                -----------         -----------

                4.1 Indenture dated as of June 22, 2005, between American Home Mortgage Investment Trust Series 2005-2, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

                EXHIBIT NO.         DESCRIPTION
                -----------         -----------

                99.1 RMBS Master Servicing Agreement, dated as of June 22, 2005, among Wells Fargo Bank, N.A., as RMBS Master Servicer and Securities Administrator, American Home Mortgage Investment Trust 2005-2, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee.

                99.2 RMBS Servicing Agreement, dated June 22, 2005, among Wells Fargo Bank, N.A., as RMBS Master Servicer, American Home Mortgage Investment Trust 2005-2, as Issuer, Deutsche Bank National Trust Company, as Indenture Trustee, American Home Mortgage Acceptance, Inc. as Seller and American Home Mortgage Servicing, Inc. as RMBS Servicer.

                99.3 HELOC Back-up Servicing Agreement, dated as of June 22, 2005, among GMAC Mortgage Corporation, as HELOC Back-Up Servicer, American Home Mortgage Investment Trust 2005-2, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee.

                99.4 HELOC Servicing Agreement, dated as of June 22, 2005, among GMAC Mortgage Corporation, as HELOC Back-Up Servicer, American Home Mortgage Investment Trust 2005-2, as Issuer, Deutsche Bank National Trust Company, as Indenture Trustee, American Home Mortgage Acceptance, Inc., as Seller, and American Home Mortgage Servicing Inc., as HELOC Servicer.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMERICAN HOME MORTGAGE SECURITIES LLC.

                                          By: /s/ Alan Horn
                                              ----------------------------------
                                          Name:   Alan Horn
                                          Title:  Executive Vice President

Dated: July 6, 2005

                                  EXHIBIT INDEX

                                                         Sequentially
Exhibit              Item 601(a) of Regulation              Numbered
Number                    S-K Exhibit No.                 Description                     Page
------                        -----------                 -----------                     ----

3.1               Amended and Restated Trust Agreement, dated as of June 22, 2005, among American
                  Home Mortgage Securities LLC, as Depositor, M&T Trust Company of Delaware, as
                  Owner Trustee and Deutsche Bank National Trust Company, as Indenture Trustee,
                  Certificate Registrar and Certificate Paying Agent.

4.1               Indenture dated as of June 22, 2005, between American Home Mortgage Investment
                  Trust Series 2005-2, as Issuer, Wells Fargo Bank, N.A., as Securities
                  Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1              RMBS Master Servicing Agreement, dated as of June 22, 2005, among Wells Fargo
                  Bank, N.A., as RMBS Master Servicer and Securities Administrator, American Home
                  Mortgage Investment Trust 2005-2, as Issuer, and Deutsche Bank National Trust
                  Company, as Indenture Trustee.

99.2              RMBS Servicing Agreement, dated June 22, 2005, among Wells Fargo Bank, N.A., as
                  RMBS Master Servicer, American Home Mortgage Investment Trust 2005-2, as Issuer,
                  Deutsche Bank National Trust Company, as Indenture Trustee, American Home Mortgage
                  Acceptance, Inc. as Seller and American Home Mortgage Servicing, Inc. as RMBS
                  Servicer.

99.3              HELOC Back-up Servicing Agreement, dated as of June 22, 2005, among GMAC Mortgage
                  Corporation, as HELOC Back-Up Servicer, American Home Mortgage Investment Trust
                  2005-2, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.4              HELOC Servicing Agreement, dated as of June 22, 2005, among GMAC Mortgage
                  Corporation, as HELOC Back-Up Servicer, American Home Mortgage Investment Trust
                  2005-2, as Issuer, Deutsche Bank National Trust Company, as Indenture Trustee,
                  American Home Mortgage Acceptance, Inc., as Seller, and American Home Mortgage
                  Servicing Inc., as HELOC Servicer.